                               BALANCED PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                                                                    NMAAR1131298

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          AMT Balanced Portfolio

   THE AMT BALANCED PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH AND CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL. THE EQUITY PORTION OF THE PORTFOLIO CAN BE AS HIGH AS 70% AND AS LOW AS 50% OF TOTAL ASSETS, WITH THE LONG-TERM AVERAGE EXPECTED TO BE AROUND 60%. THE BALANCE WILL BE INVESTED PRIMARILY IN INVESTMENT GRADE FIXED INCOME SECURITIES. THE PORTFOLIO'S PERFORMANCE GOAL IS TO PROVIDE RETURNS APPROXIMATING 85% OF THE S&P 500 INDEX* WITH ABOUT 65% OF THE S&P 500'S VOLATILITY (GENERALLY CONSIDERED THE PRIMARY RISK FACTOR IN EQUITIES INVESTING).

   JENNIFER K. SILVER AND BROOKE A. COBB CO-MANAGE THE EQUITY PORTION OF THE PORTFOLIO WITH A FOCUS ON MID-CAP STOCKS BELIEVED TO HAVE ABOVE-MARKET AVERAGE EARNINGS GROWTH POTENTIAL AND A RECORD OF CONSISTENTLY EXCEEDING CONSENSUS EARNINGS EXPECTATIONS. THEODORE GIULIANO AND CATHERINE WATERWORTH CO-MANAGE THE FIXED INCOME PORTION OF THE PORTFOLIO.

EQUITY PORTION

   As was the case for virtually all common stock funds, the equities portion of the AMT Balanced Portfolio experienced a roller coaster ride in 1998. At mid-year, the stock portfolio had a gain in the mid teens. At its September low, it had given back all its gains and then some. After a breathtaking fourth quarter rally, the equity portion of the portfolio recaptured all lost ground and closed the year near its highs. After all was said and done, performance was competitive with our Russell Midcap Growth Index* benchmark.

   Considering that in our view, mid-cap companies were more reasonably valued and less vulnerable to earnings dislocation resulting from Asian economic weakness, we would have anticipated mid-cap growth stocks to have materially outperformed large cap stocks in the sharp third quarter stock market decline. The credit crunch, however, resulting from the collapse of the Russian ruble and the failure of hedge fund Long Term Capital Management sent investors rushing to the exits in fear that smaller companies would not be able to get the financing required to sustain growth. When three Federal Reserve interest rate cuts injected much needed liquidity into the financial system, mid-cap stocks rebounded strongly.

   We believed companies in our portfolio could continue to finance growth even in tight capital and credit markets. The portfolio's strong third quarter earnings gains, (on average up more than 40%) validated this thesis. Looking ahead, we believe that as long as financial liquidity is not currently a pressing issue and our portfolio holdings are priced, in our view, quite reasonably relative to favorable earnings growth prospects, we expect shareholders to enjoy a smoother ride.

   1998's biggest portfolio winners include technology holdings Network Associates and Citrix Systems, healthcare investments Watson Pharmaceuticals and Biogen, and value-oriented retailers Staples and TJX. We also got a boost from relatively small positions in well-known Internet stocks Amazon.com and Yahoo!, and lesser known "net" names Network Appliance and Veritas Software, all of which we added to the portfolio in the fourth quarter. This was not a "if you can't beat them, join them" strategy on our part. We recognize that some
Internet stocks are grossly overvalued relative to even the rosiest growth projections. However, we believe high valuations for our internet holdings are justified in view of their commanding positions in this explosive growth industry. We note that in the third quarter, Amazon.com posted sales of $250 million, 30% higher than consensus estimates. As we write, Yahoo! has just reported much better than expected earnings. We will continue to tread carefully in this area, sticking to companies with the realistic potential to meet or exceed high growth expectations. Additionally, portfolio performance benefited from underweighting in commodity-oriented groups like basic materials and energy, and in the non-technology capital goods sector.

   Our biggest "mistakes" -- we will always make a few -- were stocks that reported disappointing earnings -- one due to weakening industry fundamentals (General Nutrition) and another because of the failure to get regulatory approval for new products (Dura Pharmaceuticals).

   In 1998, mid-cap growth stocks continued to lag their large-cap counterparts. Will this change in the year ahead? We can't be sure. We are encouraged by the fact that mid-cap stocks bounced higher off their third quarter lows. We note that we are seeing more deals with big companies swallowing smaller companies in their industries. This year, the portfolio held two companies that were taken over (Sun America was bought by AIG and Sofamor Danek was acquired by Medtronic). In early January, 1999 Lucent Technologies announced it was buying Ascend Communications, another of our holdings. We are also seeing more share repurchase programs being announced in the mid-cap sector. Valuations are still low on an absolute basis and relative to large-cap growth stocks. On average, our portfolio holdings are trading at about 33 times 1999 earnings estimates compared to the S&P 500's P/E of approximately 24 times 1999 earnings forecasts.** We see this as a modest premium considering our portfolio holdings have an average projected 5-year annualized earnings growth rate of around 28% compared to 16% for the S&P 500.

   In closing, we are pleased with the portfolio's 1998 gains in what was a truly challenging market. Portfolio characteristics are consistent with our investment thesis that above-average earnings growth and earnings momentum coupled with reasonable valuations relative to earnings growth rates will reward investors.

Sincerely,

/s/ Jennifer Silver                       /s/ Brooke Cobb
Jennifer Silver                           Brooke Cobb
PORTFOLIO CO-MANAGER                      PORTFOLIO CO-MANAGER

FIXED INCOME PORTION
   The title of Shakespeare's play ALL'S WELL THAT ENDS WELL aptly describes 1998's fixed income markets. Strong first half returns set the stage for the high drama of August-September, when the global economic plot thickened and all sectors of the fixed income market except U.S. Treasuries declined. Then in the fourth act (fourth quarter), the hero appeared (Federal Reserve Chairman Alan Greenspan) and three Fed rate cuts produced a very happy ending. In fact, when the curtain came down on 1998, fixed income patrons had enjoyed the best year since 1991.
   Following a good first half, corporate bonds ran into some trouble in late summer/early fall, when the potential for a deteriorating world economy and technical factors, namely the unwinding of leveraged hedge funds, panicked investors. However, in the fourth quarter a supportive Federal Reserve and more stable capital markets resulted in strong rebound for corporates. Despite this late rally, corporate bonds underperformed comparable duration Treasuries by about 200 basis points (2%) for the year.

   We reduced our allocation to corporates during the worst turmoil of the late summer and early fall, ending the year with 22.9% of the portfolio in this sector compared to 27.6% at the beginning of 1998. The credit quality of the portfolio improved from A- to A. During the course of the year, the portfolio's average duration was reduced from 2.7 to 2.1 years, lowering interest rate risk.
   Looking ahead, given historically wide yield spreads for a non-recession environment, and an accommodative Fed, we continue to be moderately conservative on the corporate bond sector. However, investors should expect continued volatility. We will continue our rigorous credit-monitoring process, which is all the more important in these still turbulent markets.
   The asset-backed sector, once the darling of the fixed income market, also experienced some difficulty in October before rallying in the fourth quarter. At year-end 1998, approximately 5.0% of the portfolio was in asset backed securities, primarily AAA rated bonds secured by either credit card or auto loan receivables.
   Mortgage bonds underperformed U.S. Treasury securities in 1998. This was due more to the sharp rise in Treasury bond prices as investors sought the safety of the world's most liquid and secure credit, than any real problems in the mortgage sector. While we may see periodic "flights to quality" enhancing Treasury bond returns in 1999, we are still attracted to mortgage securities' materially higher yields. We believe our positioning in the mortgage sector -- favoring lower coupon mortgages less sensitive to prepayment risk -- will continue to work to our advantage. At the close of this reporting period, mortgage securities comprised approximately 2.6% of the portfolio.
   In conclusion, as we enter 1999, inflation is at its lowest level in three decades and economic conditions appear to be balanced. However, interest rates and bond yields are also at or near historic lows, and the introduction of the new Euro may siphon some money from the U.S. bond market. This could make for choppy fixed income markets in the year ahead. We will continue to strive to select attractive sectors, find values, and most importantly, to deliver competitive returns with low principal risk.

Sincerely,

/s/ Theodore P. Giuliano                  /s/ Catherine Waterworth
Theodore P. Giuliano                      CATHERINE WATERWORTH
PORTFOLIO CO-MANAGER                      PORTFOLIO CO-MANAGER

 *The  S&P  500  Index  is  an  unmanaged  index  generally  considered  to   be
  representative of stock market activity. The Russell Midcap-TM- Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc.-Registered Trademark-and include reinvestment of dividends and capital gain distributions. The portfolio invests in many securities not included in the above-described indices.

**Based on consensus earnings estimates from First Call, an independent research firm that compiles and distributes Wall Street earnings estimates. There can be no assurance that earnings growth rate estimates will be realized.

  The composition, industries and holdings of the Portfolio are subject to change. The Portfolio is invested in a wide array of securities and no single holding makes up more than a small fraction of its total assets.

  Past performance is no guarantee of future results and shares when redeemed may be worth more or less than their original cost.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Balanced Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                Merrill Lynch
                                  Balanced           1-3 Year                  Russell MidCap-TM-
                                 Portfolio     Treasury Index       S&P 500          Growth Index
02/28/1989                         $10,000            $10,000       $10,000               $10,000
12/31/1989                         $11,640            $11,001       $12,697               $12,519
12/31/1990                         $11,867            $12,071       $12,302               $11,877
12/31/1991                         $14,558            $13,481       $16,034               $17,463
12/31/1992                         $15,731            $14,330       $17,253               $18,984
12/31/1993                         $16,746            $15,105       $18,985               $21,109
12/31/1994                         $16,184            $15,191       $19,242               $20,652
12/31/1995                         $20,029            $16,862       $26,448               $27,669
12/31/1996                         $21,408            $17,702       $32,504               $32,504
12/31/1997                         $25,573            $18,880       $43,333               $39,832
12/31/1998                         $28,687            $20,201       $55,692               $46,948
Average Annual Total Return(1)
                                                Merrill Lynch
                                  Balanced           1-3 Year                  Russell MidCap-TM-
                                 Portfolio  Treasury Index(2)    S&P 500(2)       Growth Index(2)
1 Year                             +12.18%             +7.00%       +28.52%               +17.86%
5 Year                             +11.37%             +5.99%       +24.02%               +17.34%
Life Of Fund                       +11.30%             +7.42%       +19.06%               +17.01%

   Neuberger Berman Advisers Management Trust Balanced Portfolio-SM- (the "Fund") commenced operations on 2/28/89.
1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. The S&P 500 Index is an unmanaged index generally considered to be representative of overall stock market activity. The Russell Midcap-TM- Growth Index measures the performance of those Russell Midcap-TM- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap-TM- Index measures the performance of those 800 smallest companies in the Russell
1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Series invests in many securities not included in the above-described indices.

Performance data are historical and include changes in share price and reinvestment of dividends and capital gain distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. Qualified Plans that are direct shareholders of the Fund are not affected by insurance charges and related expenses. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                     December 31,
                                                         1998
                                                    --------------
ASSETS
      Investment in Series, at value (Note A)       $ 177,701,196
      Receivable for Trust shares sold                     71,718
                                                    --------------
                                                      177,772,914
                                                    --------------
LIABILITIES
      Payable for Trust shares redeemed                    82,584
      Accrued expenses                                     64,523
      Payable to administrator (Note B)                    42,910
                                                    --------------
                                                          190,017
                                                    --------------
NET ASSETS at value                                 $ 177,582,897
                                                    --------------

NET ASSETS consist of:
      Par value                                     $      10,869
      Paid-in capital in excess of par value          143,970,599
      Accumulated undistributed net investment
       income                                           2,848,384
      Accumulated net realized gains on investment      3,924,757
      Net unrealized appreciation in value of
       investment                                      26,828,288
                                                    --------------
NET ASSETS at value                                 $ 177,582,897
                                                    --------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                     10,868,721
                                                    --------------

NET ASSET VALUE, offering and redemption price per
  share                                                    $16.34
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                      For the
                                                     Year Ended
                                                    December 31,
                                                        1998
                                                    ------------
INVESTMENT INCOME
    Investment income from Series (Note A)          $ 4,793,173
                                                    ------------
    Expenses:
      Administration fee (Note B)                       500,368
      Shareholder reports                                90,407
      Registration and filing fees                       18,415
      Shareholder servicing agent fees                   15,769
      Custodian fees                                     10,000
      Legal fees                                          7,590
      Trustees' fees and expenses                         6,675
      Auditing fees                                       1,116
      Miscellaneous                                       1,662
      Expenses from Series (Notes A & B)              1,069,039
                                                    ------------
        Total expenses                                1,721,041
      Expenses reduced by custodian fee and
       shareholder servicing expense offset
       arrangements (Note B)                             (1,447)
                                                    ------------
        Total net expenses                            1,719,594
                                                    ------------
        Net investment income                         3,073,579
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM SERIES (NOTE A)
    Net realized gain on investment securities        4,976,663
    Net realized loss on financial futures
     contracts                                         (758,804)
    Net realized loss on foreign currency
     transactions                                      (106,599)
    Change in net unrealized appreciation of
     investment securities, financial futures
     contracts, translation of assets and
     liabilities in foreign currencies, and
     foreign currency contracts                      12,005,670
                                                    ------------
        Net gain on investments from Series (Note
        A)                                           16,116,930
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $19,190,509
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                   Year Ended
                                                  December 31,
                                              1998            1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $   3,073,579   $   3,792,567
    Net realized gain on investments
     from Series (Note A)                     4,111,260      26,657,530
    Change in net unrealized
     appreciation of investments from
     Series (Note A)                         12,005,670         897,508
                                          -----------------------------
    Net increase in net assets resulting
     from operations                         19,190,509      31,347,605
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                    (3,822,929)     (3,158,780)
    Net realized gain on investments        (26,851,524)     (8,107,536)
                                          -----------------------------
    Total distributions to shareholders     (30,674,453)    (11,266,316)
                                          -----------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                19,943,383      16,051,516
    Proceeds from reinvestment of
     dividends and distributions             30,674,453      11,266,316
    Payments for shares redeemed            (23,459,626)    (58,657,890)
                                          -----------------------------
    Net increase (decrease) from Trust
     share transactions                      27,158,210     (31,340,058)
                                          -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS        15,674,266     (11,258,769)
NET ASSETS:
    Beginning of year                       161,908,631     173,167,400
                                          -----------------------------
    End of year                           $ 177,582,897   $ 161,908,631
                                          -----------------------------
    Accumulated undistributed net
     investment income at end of year     $   2,848,384   $   3,752,903
                                          -----------------------------
NUMBER OF TRUST SHARES:
    Sold                                      1,287,783         956,764
    Issued on reinvestment of dividends
     and distributions                        2,020,715         719,892
    Redeemed                                 (1,537,655)     (3,454,180)
                                          -----------------------------
    Net increase (decrease) in shares
     outstanding                              1,770,843      (1,777,524)
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Balanced Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of seven separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in AMT Balanced Investments (the "Series"), a series of Advisers Managers Trust having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Series at value. Investment securities held by the Series are valued as indicated in the notes following the Series' Schedule of Investments.
3) FEDERAL INCOME TAXES: The Funds are treated as separate entities for Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, the Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.

Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Balanced Portfolio

6) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.
   The Fund retains Neuberger Berman Management Incorporated ("Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Series (see Note B of Notes to Financial Statements of the Series).
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has voluntarily undertaken to limit the Fund's expenses by reimbursing the Fund for its operating expenses plus its pro rata share of its Series' operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1% per annum of the Fund's average daily net assets. This undertaking is subject to termination by Management upon at least 60 days' prior written notice to the Fund. For the year ended December 31, 1998, no reimbursement to the Fund was required.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan has agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Expenses from Series, was a reduction of $336 and $1,056.
   The Fund has an expense offset arrangement in connection with its shareholder servicing agent contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Shareholder servicing agent fees, was a reduction of $55.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended December 31, 1998, additions and reductions in the Fund's investment in its Series amounted to $9,298,536 and $13,465,286, respectively.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(1)

                                                            Year Ended December 31,
                                            1998(2)     1997(2)     1996(2)     1995(2)      1994
                                            -------------------------------------------------------
Net Asset Value, Beginning of Year          $17.80      $15.92      $17.52      $14.51      $ 15.62
                                            -------------------------------------------------------
Income From Investment Operations
    Net Investment Income                      .29         .36         .34         .32          .30
    Net Gains or Losses on Securities
    (both realized and unrealized)            1.62        2.59         .75        3.06         (.80)
                                            -------------------------------------------------------
      Total From Investment Operations        1.91        2.95        1.09        3.38         (.50)
                                            -------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                  (.42)       (.30)       (.41)       (.28)        (.23)
    Distributions (from net capital
     gains)                                  (2.95)       (.77)      (2.28)       (.09)        (.38)
                                            -------------------------------------------------------
      Total Distributions                    (3.37)      (1.07)      (2.69)       (.37)        (.61)
                                            -------------------------------------------------------
Net Asset Value, End of Year                $16.34      $17.80      $15.92      $17.52      $ 14.51
                                            -------------------------------------------------------
Total Return(3)                             +12.18%     +19.45%      +6.89%     +23.76%       -3.36%
                                            -------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                              $177.6      $161.9      $173.2      $144.4      $ 179.3
                                            -------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(4)                            1.03%       1.04%       1.09%        .99%          --
                                            -------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                   1.03%       1.04%       1.09%        .99%         .91%
                                            -------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                       1.84%       2.07%       1.84%       1.99%        1.91%
                                            -------------------------------------------------------
    Portfolio Turnover Rate(5)                  --          --          --          21%          55%
                                            -------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Balanced Portfolio
1) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
2) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Qualified Plans that are direct shareholders of the Fund are not affected by insurance charges and related expenses.
4) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
5) The Fund transferred all of its investment securities into its Series on April 28, 1995. After that date the Fund invested only in its Series, and that Series, rather than the Fund, engaged in securities transactions. Therefore, after that date the Fund had no portfolio turnover rate. Portfolio turnover rates for periods ending after April 28, 1995, are included in the Financial Highlights of AMT Balanced Investments, which appear elsewhere in this report.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Balanced Portfolio

   We have audited the accompanying statement of assets and liabilities of Balanced Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Portfolio of Neuberger Berman Advisers Management Trust at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 29, 1999

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1998

--------------------------------------------------------------------------------
          AMT Balanced Investments

    Number                                                     Market
  of Shares                                                   Value(1)
--------------                                             --------------
                 COMMON STOCKS (61.9%)
BUSINESS SERVICES (5.3%)
        64,400   Avis Rent A Car                           $    1,557,675(2)
        52,600   Cambridge Technology Partners                  1,163,775(2)
        14,800   International Network Services                   984,200(2)
        70,400   Modis Professional Services                    1,020,800(2)
        13,200   Robert Half International                        589,875(2)
        67,000   Saville Systems ADR                            1,273,000(2)
        25,700   Sterling Commerce                              1,156,500(2)
        31,200   Valassis Communications                        1,610,700(2)
                                                           --------------
                                                                9,356,525
                                                           --------------
CAPITAL GOODS (4.0%)
        56,700   Herman Miller                                  1,523,813
        19,000   HON INDUSTRIES                                   454,813
       103,800   Republic Services                              1,913,812(2)
        36,500   Sanmina Corp.                                  2,281,250(2)
        15,100   SCI Systems                                      872,025(2)
                                                           --------------
                                                                7,045,713
                                                           --------------
COMMUNICATIONS (4.1%)
        37,200   American Tower                                 1,099,725(2)
        47,100   ICG Communications                             1,012,650(2)
        20,400   Infoseek Corp.                                 1,007,250(2)
        38,400   Intermedia Communications                        662,400(2)
        57,200   RSL Communications                             1,687,400(2)
        18,100   Uniphase Corp.                                 1,255,687(2)
         2,500   Yahoo! Inc.                                      592,344(2)
                                                           --------------
                                                                7,317,456
                                                           --------------
CONSUMER CYCLICALS (12.8%)
        22,200   Abercrombie & Fitch                            1,570,650(2)
         4,100   Amazon.com                                     1,317,125(2)
        24,800   Costco Cos.                                    1,790,250(2)
        25,600   Dollar Tree Stores                             1,118,400(2)
        51,000   Furniture Brands International                 1,389,750(2)

    Number                                                     Market
  of Shares                                                   Value(1)
--------------                                             --------------
        40,600   Hayes Lemmerz International               $    1,225,613(2)
        44,700   Lennar Corp.                                   1,128,675
        49,000   Linens 'n Things                               1,941,625(2)
        32,700   Office Depot                                   1,207,856(2)
        53,275   Outdoor Systems                                1,598,250(2)
        53,700   Staples, Inc.                                  2,346,019(2)
        53,700   Sylvan Learning Systems                        1,637,850(2)
        82,000   TJX Cos.                                       2,378,000
        54,300   Tower Automotive                               1,354,106(2)
        25,600   Travel Services International                    780,800(2)
                                                           --------------
                                                               22,784,969
                                                           --------------
CONSUMER STAPLES (6.5%)
        22,500   American Italian Pasta                           593,437(2)
        35,900   Brinker International                          1,036,612(2)
        54,600   Capstar Broadcasting                           1,248,975(2)
        18,700   Cardinal Health                                1,418,863
        50,600   Chancellor Media                               2,422,475(2)
        58,520   CKE Restaurants                                1,722,683
        13,600   Estee Lauder                                   1,162,800
        37,200   Suiza Foods                                    1,894,875(2)
                                                           --------------
                                                               11,500,720
                                                           --------------
FINANCIAL SERVICES (5.7%)
        21,400   Donaldson, Lufkin & Jenrette                     877,400
        15,700   EXEL Ltd.                                      1,177,500
        31,900   Finova Group                                   1,720,606
         8,500   Firstar Corp.                                    792,625
        44,100   GreenPoint Financial                           1,549,013
        18,500   Nationwide Financial Services                    956,219
        39,300   North Fork Bancorp.                              940,744
        18,500   State Street                                   1,286,906
        13,500   UNUM Corp.                                       788,062
                                                           --------------
                                                               10,089,075
                                                           --------------

Advisers Managers Trust                                        December 31, 1998

--------------------------------------------------------------------------------

          AMT Balanced Investments

    Number                                                     Market
  of Shares                                                   Value(1)
--------------                                             --------------
HEALTH CARE (8.8%)
        57,300   Alternative Living Services               $    1,962,525(2)
        22,100   Biogen, Inc.                                   1,834,300(2)
        29,900   C. R. Bard                                     1,480,050
        28,600   Elan Corp. ADR                                 1,989,487(2)
        59,500   Omnicare, Inc.                                 2,067,625
        22,300   Quintiles Transnational                        1,190,263(2)
        61,100   Safeskin Corp.                                 1,474,038(2)
        47,100   STERIS Corp.                                   1,339,406(2)
        11,900   Sunrise Assisted Living                          617,313(2)
        26,500   Watson Pharmaceuticals                         1,666,187(2)
                                                           --------------
                                                               15,621,194
                                                           --------------
TECHNOLOGY (13.0%)
        25,200   Altera Corp.                                   1,534,050(2)
        36,100   Ascend Communications                          2,373,575(2)
        30,500   BMC Software                                   1,359,156(2)
        36,700   Cadence Design Systems                         1,091,825(2)
        27,550   Citrix Systems                                 2,674,071(2)
    Number                                                     Market
  of Shares                                                   Value(1)
--------------                                             --------------
        36,300   Compuware Corp.                           $    2,835,937(2)
        18,300   Intuit Inc.                                    1,326,750(2)
        59,900   J.D. Edwards                                   1,699,663(2)
        28,800   Level One Communications                       1,022,400(2)
        18,100   Micron Technology                                915,181(2)
        36,300   Network Appliance                              1,633,500(2)
        36,050   Network Associates                             2,388,313(2)
        16,600   PMC-Sierra                                     1,047,875(2)
        21,000   VERITAS Software                               1,258,688(2)
                                                           --------------
                                                               23,160,984
                                                           --------------
TRANSPORTATION (0.6%)
        24,000   Kansas City Southern Industries                1,180,500
                                                           --------------
UTILITIES (1.1%)
        41,800   AES Corp.                                      1,980,275(2)
                                                           --------------
                 TOTAL COMMON STOCKS
                 (COST $83,155,695)                           110,037,411
                                                           --------------

Advisers Managers Trust                                        December 31, 1998

--------------------------------------------------------------------------------

          AMT Balanced Investments

  Principal                                                    Rating(3)           Market
    Amount                                                 Moody's     S&P        Value(1)
--------------                                             --------  --------  --------------
                 U.S. TREASURY SECURITIES (0.8%)
$    1,500,808   U.S. Treasury Inflation-Indexed Notes,
                 3.375%, due 1/15/07 (COST $1,476,327)       TSY       TSY     $    1,451,551
                                                                               --------------
                 U.S. GOVERNMENT AGENCY SECURITIES (3.7%)
     6,511,000   Freddie Mac, Discount Notes, 4.50% &
                 5.07%, due 1/4/99 & 1/8/99 (COST
                 $6,506,723)                                 AGY       AGY          6,509,377
                                                                               --------------
                 MORTGAGE-BACKED SECURITIES (2.6%)
       195,000   Morgan Stanley Capital I Inc.,
                 Commercial Mortgage Pass-Through
                 Certificates, Ser. 1998-HF2, 6.01%, due
                 11/15/30                                   BB(4)                     139,181(5)
FANNIE MAE
     1,299,200   Pass-Through Certificates, 7.00%, due
                 6/1/11                                      AGY       AGY          1,336,007
     1,088,540   Pass-Through Certificates, 6.50%, due
                 5/1/13                                      AGY       AGY          1,104,095
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
     2,000,000   Pass-Through Certificates, 7.00%, TBA,
                 30 Year Maturity                            AGY       AGY          2,045,620
                                                                               --------------
                 TOTAL MORTGAGE-BACKED SECURITIES (COST
                 $4,556,377)                                                        4,624,903
                                                                               --------------
                 ASSET-BACKED SECURITIES (5.0%)
     1,072,275   PNC Student Loan Trust I, Ser. 1997-2,
                 Class A-2, 6.138%, due 1/25/00              Aaa       AAA          1,090,043
     1,350,000   Ford Credit Auto Loan Master Trust, Auto
                 Loan Certificates, Ser. 1996-1, 5.50%,
                 due 2/15/03                                 Aaa       AAA          1,358,410
     1,420,000   Chase Credit Card Master Trust, Ser.
                 1997-2, Class A, 6.30%, due 4/15/03         Aaa       AAA          1,443,615
       398,115   Navistar Financial Owner Trust, Ser.
                 1996-B, Class A-3, 6.33%, due 4/21/03       Aaa       AAA            401,972
       970,000   Chemical Master Credit Card Trust 1,
                 Ser. 1995-2, Class A, 6.23%, due 6/15/03    Aaa       AAA            986,568
     1,344,206   World Omni Automobile Lease
                 Securitization Trust, Ser. 1997-A, Class
                 A-3, 6.85%, due 6/25/03                     Aaa       AAA          1,370,109
       519,113   Chevy Chase Auto Receivables Trust, Ser.
                 1996-2, Class A, 5.90%, due 7/15/03         Aaa       AAA            518,589
       778,580   ContiMortgage Net Interest Margin Notes,
                 Ser. 1998-A, Class A, 7.92%, due 3/16/28   BBB(4)                    770,607(5)
       945,319   IMC Excess Cashflow Trust, Ser. 1997-A,
                 7.41%, due 11/26/28                        BBB(4)                    898,450(5)
                                                                               --------------
                 TOTAL ASSET-BACKED SECURITIES (COST
                 $8,810,448)                                                        8,838,363
                                                                               --------------
                 BANKS & FINANCIAL INSTITUTIONS (7.9%)
       970,000   First National Bank of Commerce, Senior
                 Bank Notes, 6.50%, due 1/14/00              Aa2       AA-            984,812
     1,020,000   HomeSide Lending, Inc., Notes, 6.875%,
                 due 5/15/00                                 A1         A+          1,039,084
     1,280,000   Salomon Smith Barney Holdings Inc.,
                 Notes, 7.00%, due 5/15/00                   Aa3        A           1,303,834

Advisers Managers Trust                                        December 31, 1998

--------------------------------------------------------------------------------

          AMT Balanced Investments

  Principal                                                    Rating(3)           Market
    Amount                                                 Moody's     S&P        Value(1)
--------------                                             --------  --------  --------------
$    1,360,000   Comdisco, Inc., Notes, 6.50%, due
                 6/15/00                                    Baa1       BBB+    $    1,374,226
     1,860,000   Associates Pass-Through Asset Trust,
                 Ser. 1997-1, 6.45%, due 9/15/00             Aa3       AA-          1,893,685(5)
       820,000   Lehman Brothers Holdings Inc.,
                 Medium-Term Notes, Ser. E, 6.89%, due
                 10/10/00                                   Baa1        A             827,429
       725,000   Countrywide Home Loans, Inc., Notes,
                 5.62%, due 10/16/00                         A3         A             725,413
       680,000   Lehman Brothers Holdings Inc.,
                 Medium-Term Notes, Ser. E, 6.65%, due
                 11/8/00                                    Baa1        A             683,529
     1,420,000   Capital One Bank, Bank Notes, 5.95%, due
                 2/15/01                                    Baa3       BBB-         1,426,305
       970,000   Morgan Stanley, Dean Witter, Discover &
                 Co., Global Medium-Term Notes, Ser. C,
                 6.09%, due 3/9/01                           Aa3        A+            979,516
     1,270,000   Household Finance Corp., Senior
                 Medium-Term Notes, 6.06%, due 5/14/01       A2         A           1,285,405
       930,000   Riggs National Corp., Subordinated
                 Notes, 8.50%, due 2/1/06                   Ba1(6)    BB+(6)          974,175
       525,000   Riggs National Corp., Subordinated
                 Debentures, 9.65%, due 6/15/09             Ba1(6)    BB+(6)          584,062
                                                                               --------------
                 TOTAL BANKS & FINANCIAL INSTITUTIONS
                 (COST $13,989,692)                                                14,081,475
                                                                               --------------
                 CORPORATE DEBT SECURITIES (15.0%)
       660,000   Arkla, Inc., Notes, 8.875%, due 7/15/99    Baa1       BBB            670,738
     1,240,000   Time Warner Pass-Through Asset Trust,
                 Ser. 1997-2, 4.90%, due 7/29/99            Baa3       BBB          1,237,098(5)
       735,000   Commonwealth Edison Co., First Mortgage
                 Bonds, Ser. 90, 6.50%, due 4/15/00         Baa2       BBB            744,930
     1,220,000   Norfolk Southern Corp., Notes, 6.70%,
                 due 5/1/00                                 Baa1       BBB+         1,240,899
     1,440,000   Sears Roebuck Acceptance Corp.,
                 Medium-Term Notes, Ser. IV, 6.23%, due
                 7/12/00                                     A2         A-          1,456,546
     1,000,000   Ford Motor Credit Co., Medium-Term
                 Notes, 6.84%, due 8/16/00                   A1         A           1,022,640
       980,000   MedPartners, Inc., Senior Subordinated
                 Notes, 6.875%, due 9/1/00                  Caa1        B             818,300
       520,000   Chesapeake Corp., Notes, 10.375%, due
                 10/1/00                                    Baa3       BBB            562,775
       415,000   BHP Finance (USA) Ltd., Guaranteed
                 Notes, 5.625%, due 11/1/00                  A3         A             411,821
       514,000   Safeway Inc., Notes, 5.75%, due 11/15/00   Baa2       BBB            514,853
       430,000   Fort James Corp., Notes, 6.234%, due
                 3/15/01                                    Baa2       BBB-           430,512
       430,000   Revlon Worldwide Corp., Senior Secured
                 Notes, Ser. B, Zero-Coupon, Yielding
                 10.75% & 10.959%, due 3/15/01               B3         B-            245,100
       520,000   Colonial Realty Limited Partnership,
                 Senior Notes, 7.50%, due 7/15/01           Baa3       BBB-           545,449
       230,000   USA Waste Services, Inc., Senior Notes,
                 6.125%, due 7/15/01                        Baa3       BBB+           229,650
       655,000   Texas Utilities Co., Notes, 5.94%, due
                 10/15/01                                   Baa3       BBB            654,771
     1,000,000   Tyco International Ltd., Notes, 6.50%,
                 due 11/1/01                                 A3         A-          1,022,550
       495,000   Marlin Water Trust, Senior Secured
                 Notes, 7.09%, due 12/15/01                 Baa2       BBB            494,604(5)

Advisers Managers Trust                                        December 31, 1998

--------------------------------------------------------------------------------

          AMT Balanced Investments

  Principal                                                    Rating(3)           Market
    Amount                                                 Moody's     S&P        Value(1)
--------------                                             --------  --------  --------------
$      755,000   ICI Wilmington Inc., Guaranteed Notes,
                 7.50%, due 1/15/02                         Baa1        A-     $      801,500
       600,000   Fort James Corp., Senior Notes, 6.50%,
                 due 9/15/02                                Baa2       BBB-           609,540
       830,000   Stewart Enterprises, Inc., Notes, 6.40%,
                 due 5/1/03                                 Baa3       BBB            855,572
       400,000   Core-Mark International, Inc., Senior
                 Subordinated Notes, 11.375%, due 9/15/03    B3         B             407,000
       610,000   Cendant Corp., Notes, 7.75%, due 12/1/03   Baa1       BBB            615,313
       160,000   Loomis Fargo & Co., Senior Subordinated
                 Notes, 10.00%, due 1/15/04                  B3         B             158,000
       170,000   EOP Operating Limited Partnership,
                 Notes, 6.625%, due 2/15/05                 Baa1       BBB            170,617
       340,000   Protection One, Inc., Senior Notes,
                 7.375%, due 8/15/05                         Ba1       BBB-           342,696(5)
       550,000   Burlington Industries, Inc., Notes,
                 7.25%, due 9/15/05                         Baa3       BBB-           538,560
       450,000   Heritage Media Corp., Senior
                 Subordinated Notes, 8.75%, due 2/15/06      B1        BB+            483,750
     1,160,000   Mark IV Industries, Inc., Senior
                 Subordinated Notes, 7.75%, due 4/1/06      Ba2(7)    BB+(7)        1,128,100
       165,000   Federal-Mogul Corp., Notes, 7.75%, due
                 7/1/06                                     Ba2(7)    BB+(7)          165,512
       205,000   Printpack, Inc., Senior Subordinated
                 Notes, Ser. B, 10.625%, due 8/15/06        Caa1        B+            200,388
       500,000   Time Warner Inc., Notes, 8.11%, due
                 8/15/06                                    Baa3       BBB            568,945
       165,000   Commonwealth Aluminum Corp., Senior
                 Subordinated Notes, 10.75%, due 10/1/06     B2         B-            164,794
        45,000   Newport News Shipbuilding Inc., Senior
                 Subordinated Notes, 9.25%, due 12/1/06      B1         B+             47,813
       100,000   Safelite Glass Corp., Senior
                 Subordinated Notes, 9.875%, due 12/15/06    B3         B-             92,750(5)
       410,000   Pen-Tab Industries, Inc., Senior
                 Subordinated Notes, Ser. B, 10.875%, due
                 2/1/07                                      B3         B-            344,400
       235,000   Fonda Group, Inc., Senior Subordinated
                 Notes, Ser. B, 9.50%, due 3/1/07            B3         B-            195,637
       325,000   GFSI Inc., Senior Subordinated Notes,
                 9.625%, due 3/1/07                          B3         B-            304,687
        75,000   French Fragrances, Inc., Senior Notes,
                 Ser. B, 10.375%, due 5/15/07                B2         B+             74,719
       610,000   Owens-Illinois, Inc., Senior Debentures,
                 8.10%, due 5/15/07                         Ba1(8)    BB+(8)          653,499
       110,000   AmeriServe Food Distribution, Inc.,
                 Senior Subordinated Notes, 10.125%, due
                 7/15/07                                     B3         B-             97,900
        50,000   Safety Components International, Inc.,
                 Senior Subordinated Notes, 10.125%, due
                 7/15/07                                     B3         B-             50,313
       225,000   HydroChem Industrial Services, Inc.,
                 Senior Subordinated Notes, Ser. B,
                 10.375%, due 8/1/07                        Caa1        B-            223,313
     1,310,000   Interpool, Inc., Notes, 7.20%, due
                 8/1/07                                      Ba1       BBB-         1,308,284
       130,000   NBTY, Inc., Senior Subordinated Notes,
                 Ser. B, 8.625%, due 9/15/07                 B1         B+            127,563
       610,000   Mirage Resorts, Inc., Notes, 6.75%, due
                 2/1/08                                     Baa2       BBB+           587,631

Advisers Managers Trust                                        December 31, 1998

--------------------------------------------------------------------------------

          AMT Balanced Investments

  Principal                                                    Rating(3)           Market
    Amount                                                 Moody's     S&P        Value(1)
--------------                                             --------  --------  --------------
$      540,000   IDEX Corp., Senior Notes, 6.875%, due
                 2/15/08                                     Ba1       BBB-    $      559,494
       415,000   Central Maine Power & Co., General and
                 Refunding Mortgage Bonds, Ser. Q, 7.05%,
                 due 3/1/08                                 Baa3       BBB+           426,745
       160,000   Thiokol Corp., Senior Notes, 6.625%, due
                 3/1/08                                     Baa3       BBB            164,278
       745,000   Beckman Coulter, Inc., Senior Notes,
                 7.45%, due 3/4/08                          Ba1(8)    BB+(8)          739,129
       110,000   IMPAC Group, Inc., Senior Subordinated
                 Notes, 10.125%, due 3/15/08                 B3         B-            106,425
        85,000   Trans-Resources, Inc., Senior Notes,
                 Ser. B, 10.75%, due 3/15/08                 B3         B-             83,300
       300,000   Owens-Illinois, Inc., Senior Notes,
                 7.35%, due 5/15/08                         Ba1(8)    BB+(8)          307,368
       280,000   CSC Holdings, Inc., Senior Notes, 7.25%,
                 due 7/15/08                                 Ba2       BB+            284,099
       205,000   Tenet Healthcare Corp., Senior
                 Subordinated Notes, 8.125%, due 12/1/08     Ba3       BB-            211,859(5)
        95,000   KinderCare Learning Centers, Inc.,
                 Senior Subordinated Notes, Ser. B,
                 9.50%, due 2/15/09                          B3         B-             92,625
                                                                               --------------
                 TOTAL CORPORATE DEBT SECURITIES (COST
                 $26,731,902)                                                      26,597,354
                                                                               --------------
                 FOREIGN GOVERNMENT SECURITIES(9) (0.7%)
 SEK 9,900,000   Kingdom of Sweden, 5.50%, due 4/12/02
                 (COST $1,306,411)                           Aa1       AA+          1,286,361
                                                                               --------------
                 REPURCHASE AGREEMENTS (3.2%)
     5,640,000   State Street Bank and Trust Co.
                 Repurchase Agreement, 4.50%, due 1/4/99,
                 dated 12/31/98, Maturity Value
                 $5,642,820, Collateralized by $4,105,000
                 U.S. Treasury Bonds, 8.50%, due 2/15/20
                 (Collateral Value $5,811,781)
                 (COST $5,640,000)                                                  5,640,000(10)
                                                                               --------------
                 SHORT-TERM INVESTMENTS (16.5%)
    29,393,861   N&B Securities Lending Quality Fund, LLC
                 (COST $29,393,861)                                                29,393,861(10)
                                                                               --------------
                 TOTAL INVESTMENTS (117.3%) (COST
                 $181,567,436)                                                    208,460,656(11)
                 Liabilities, less cash, receivables and
                 other assets [(17.3%)]                                           (30,759,459)
                                                                               --------------
                 TOTAL NET ASSETS (100.0%)                                     $  177,701,197
                                                                               --------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Balanced Investments
 1) Investments in equity securities of the Series are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Investments in limited maturity debt securities of the Series are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of Advisers Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
 2) Non-income producing security.
 3) Credit ratings are unaudited.
 4) Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.
 5) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At December 31, 1998, these securities amounted to $6,080,930 or 3.4% of net assets.
 6) Rated BBB by Thomson BankWatch, Inc.
 7) Rated BBB- by Fitch Investors Services, Inc.
 8) Rated BBB- by Duff & Phelps Credit Rating Co.
 9) Principal amount is stated in the currency in which the security is denominated.
    SEK-Swedish Krona
10) At cost, which approximates market value.
11) At December 31, 1998, the cost of investments for Federal income tax purposes was $181,967,082. Gross unrealized appreciation of investments was $32,127,060 and gross unrealized depreciation of investments was $5,633,486, resulting in net unrealized appreciation of $26,493,574, based on cost for Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                     December 31,
                                                         1998
                                                    --------------
ASSETS
      Investments in securities, at market value*
       (Note A) -- see Schedule of Investments      $ 208,460,656
      Cash                                                  8,901
      Dividends and interest receivable                 1,221,774
      Receivable for securities sold                      611,239
      Deferred organization costs (Note A)                 13,809
      Prepaid expenses and other assets                    10,902
      Receivable for forward foreign currency
       exchange contracts sold (Note C)                     3,708
      Receivable for variation margin (Note A)              2,500
                                                    --------------
                                                      210,333,489
                                                    --------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                        29,393,861
      Payable for securities purchased                  2,892,408
      Accrued expenses                                    267,307
      Payable to investment manager (Note B)               78,716
                                                    --------------
                                                       32,632,292
                                                    --------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $ 177,701,197
                                                    --------------

NET ASSETS consist of:
      Paid-in capital                               $ 150,872,909
      Net unrealized appreciation in value of
       investment securities, financial futures
       contracts, translation of assets and
       liabilities in foreign currencies, and
       foreign currency contracts                      26,828,288
                                                    --------------
NET ASSETS                                          $ 177,701,197
                                                    --------------
*Cost of investments                                $ 181,567,436
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                      For the
                                                     Year Ended
                                                    December 31,
                                                        1998
                                                    ------------
INVESTMENT INCOME
    Income:
      Interest income                               $ 4,574,995
      Dividend income                                   218,413
      Foreign taxes withheld (Note A)                      (235)
                                                    ------------
        Total income                                  4,793,173
                                                    ------------
    Expenses:
      Investment management fee (Note B)                917,968
      Custodian fees (Note B)                           110,026
      Amortization of deferred organization and
       initial offering expenses (Note A)                10,370
      Accounting fees                                    10,000
      Trustees' fees and expenses                         6,984
      Auditing fees                                       5,780
      Legal fees                                          4,200
      Insurance expense                                   2,515
      Miscellaneous                                       1,196
                                                    ------------
        Total expenses                                1,069,039
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                       (1,392)
                                                    ------------
        Total net expenses                            1,067,647
                                                    ------------
        Net investment income                         3,725,526
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
     sold                                             4,976,663
    Net realized loss on financial futures
     contracts (Note A)                                (758,804)
    Net realized loss on foreign currency
     transactions (Note A)                             (106,599)
    Change in net unrealized appreciation of
     investment securities, financial futures
     contracts, translation of assets and
     liabilities in foreign currencies, and
     foreign currency contracts (Note A)             12,005,670
                                                    ------------
        Net gain on investments                      16,116,930
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $19,842,456
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                   Year Ended
                                                  December 31,
                                              1998            1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $   3,725,526   $   4,503,732
    Net realized gain on investments          4,111,260      26,657,530
    Change in net unrealized
     appreciation of investments             12,005,670         897,508
                                          -----------------------------
    Net increase in net assets resulting
     from operations                         19,842,456      32,058,770
                                          -----------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 9,298,536       4,639,298
    Reductions                              (13,465,286)    (48,168,855)
                                          -----------------------------
    Net decrease in net assets resulting
     from transactions in investors'
     beneficial interests                    (4,166,750)    (43,529,557)
                                          -----------------------------
NET INCREASE (DECREASE) IN NET ASSETS        15,675,706     (11,470,787)
NET ASSETS:
    Beginning of year                       162,025,491     173,496,278
                                          -----------------------------
    End of year                           $ 177,701,197   $ 162,025,491
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Balanced Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
 1) GENERAL: AMT Balanced Investments (the "Series") is a separate operating series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. Managers Trust is currently comprised of seven separate operating series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended.
       The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
 2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Series' Schedule of Investments.
 3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
 4) FORWARD FOREIGN CURRENCY CONTRACTS: The Series may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Series. The Series has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Series could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Series is determined using forward foreign currency exchange rates supplied by an independent pricing service.
 5) FINANCIAL FUTURES CONTRACTS: The Series may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Series enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Series as unrealized gains or losses.
       Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Series recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
       For Federal income tax purposes, the futures transactions undertaken by the Series may cause the Series to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may

Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Balanced Investments
   affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Series. Also, the Series' losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Series' taxable income.
       At December 31, 1998, open positions in financial futures contracts were as follows:

                                                                             UNREALIZED
EXPIRATION                    OPEN CONTRACTS                  POSITION      DEPRECIATION
-----------------------------------------------------------------------------------------
March 1999                 80 U.S. Treasury Notes, 2 Year           Long   $     67,448

     At December 31, 1998, the Series had deposited $171,000 Household Finance Corp., Senior Medium-Term Notes, 6.06%, due 5/14/01, in a segregated account to cover margin requirements on open financial futures contracts.
 6) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Series becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
 7) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each series will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
 8) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
 9) ORGANIZATION EXPENSES: Expenses incurred by the Series in connection with its organization are being amortized by the Series on a straight-line basis over a five-year period. At December 31, 1998, the unamortized balance of such expenses amounted to $13,809.
10) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.
11) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Series makes security loans. The Series will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. Effective June 1, 1998, the Series entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Series receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Series invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan

Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Balanced Investments
   monthly. The Series receives a fee, payable monthly, negotiated by the Series and Morgan, based on the number and duration of the lending transactions. At December 31, 1998, the value of the securities loaned and the value of the collateral were $28,822,893 and $29,393,861, respectively.
12) REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with institutions that the Series' investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Neuberger Berman Management Incorporated ("Management") as its investment manager under a Management Agreement. For such investment management services, the Series pays Management a fee at the annual rate of 0.55% of the first $250 million of the Series' average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan, Morgan has agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $336 and $1,056.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 1998, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) of $109,548,285 and $113,529,491, respectively.
   During the year ended December 31, 1998, the Series had entered into various contracts to deliver currencies at specified future dates. At December 31, 1998, open contracts were as follows:

                        CONTRACTS      IN EXCHANGE      SETTLEMENT                    NET UNREALIZED
SALES                   TO DELIVER         FOR             DATE           VALUE        APPRECIATION
----------------------------------------------------------------------------------------------------
German Mark               2,245,000   $   1,352,124         1/21/99   $    1,348,416  $     3,708

   During the year ended December 31, 1998, brokerage commissions on securities transactions amounted to $162,566, of which Neuberger received $70,352, and other brokers received $92,214.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Balanced Investments

                                                                                      Period from
                                                                                    May 1, 1995(1)
                                                 Year Ended December 31,            to December 31,
                                              1998         1997         1996             1995
                                            --------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                            .64%         .65%         .65%            .64%(3)
                                            --------------------------------------------------------
    Net Expenses                                 .64%         .65%         .65%            .64%(3)
                                            --------------------------------------------------------
    Net Investment Income                       2.23%        2.46%        2.28%           2.36%(3)
                                            --------------------------------------------------------
Portfolio Turnover Rate                           71%         103%          87%             55%
                                            --------------------------------------------------------
Net Assets, End of Year (in millions)         $177.7       $162.0       $173.5          $203.3
                                            --------------------------------------------------------

1) The date investment operations commenced.

2) The Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Advisers Managers Trust and
Owners of Beneficial Interest of AMT Balanced Investments

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AMT Balanced Investments, one of the series constituting the Advisers Managers Trust (the "Trust"), as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMT Balanced Investments of Advisers Managers Trust at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 29, 1999